Exhibit 10.2

Exhibit 10.2 as filed with 10-Q	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

TGC, INC.

SHARE TRANSFER AGREEMENT

August 9, 2004

TGC, INC.

SHARE TRANSFER AGREEMENT

THIS SHARE TRANSFER AGREEMENT (this “Agreement”) is made as of August 9, 2004, by and among TGC, Inc., an exempted company incorporated under the Companies Law (2004 Revision) of the Cayman Islands (the “Company”), the parties listed on Schedule 1 hereto (the “Common Holders”), the parties listed on Schedule 2 hereto (the “Series A Holders”), the parties listed on Schedule 3 hereto (the “Series B Holders”), and TiVo Inc., a Delaware corporation (“TiVo”). The Series A Holders and the Series B Holders are collectively referred to as the “Investors,” and the Investors and the Common Holders are collectively referred to as the “Shareholders.”

RECITALS

A.	The Company, the initial Series A Holders, the initial Series B Holders, and TiVo have entered into a Securities Purchase Agreement of even date herewith providing for the sale by the Company, and the purchase by such Investors, of certain Preferred Shares (as defined below) of the Company (the “Purchase Agreement”).

B.	The Company and the initial Common Holders desire to induce the initial Series A Holders and the initial Series B Holders to purchase the Preferred Shares by agreeing to the terms and conditions set forth herein, and a condition to such Investors’ obligations under the Purchase Agreement is that the Company, the initial Common Holders, the initial Series A Holders, and the initial Series B Holders enter into this Agreement and certain other agreements.

C.	The Company, the Common Holders, the Series A Holders, the Series B Holders, and TiVo desire to enter into this Agreement and to set forth certain rights and obligations of the Company and the Shareholders with respect to share transfers, first refusal, co-sale and other matters, according to the terms of this Agreement.

In consideration of the foregoing recitals and the mutual promises hereinafter set forth, the sufficiency and adequacy of which consideration the parties hereby acknowledge, the parties hereto, intending to be legally bound, agree as follows:

AGREEMENT

1.	Certain Definitions. As used in this Agreement, the following terms have the following respective meanings:

1.1	“Accounting Standards” means United States generally accepted accounting principles as then in effect.

1.2	“Affiliate” of any Person shall mean any other Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the specified Person. For purposes of this definition, a Person shall be deemed to be “controlled by” another Person if the other possesses, directly or indirectly, power either (i) to vote 50% or more of the securities having ordinary voting power for the election of directors of such Person, or (ii) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

However, regardless of the foregoing and anything else contained herein, TiVo and its Affiliates, on the one hand, and the Company and its Affiliates, on the other hand, shall not be deemed Affiliates of each other for purposes of this Agreement.

1.3	“Articles” means the Company’s Memorandum of Association and Articles of Association, as amended from time to time.

1.4	“As Adjusted” means as appropriately adjusted for any subsequent bonus issue, share split, consolidation, subdivision, reclassification, recapitalization or similar arrangement.

1.5	“Board” means the Company’s Board of Directors.

1.6	“business day” means any day other than a Saturday, Sunday or legal holiday in the State of New York in the United States of America.

1.7	“Common Director” has the meaning ascribed to such term in the Articles.

1.8	“Common Pro Rata Share” means, with respect to any Common Holder and relative to other Common Holders, the ratio of (a) the total number of then outstanding Common Shares held by that Common Holder to (b) the total number of then outstanding Common Shares held by the specified Common Holder and by the specified other Common Holders.

1.9	“Common Shares” means the common shares, par value US$0.0001 per share, of the Company.

1.10	“Competitor of the Company” means any Person that offers, provides, sells, markets, promotes, renders or distributes (or is an Affiliate of a Person that offers, provides, sells, markets, promotes, renders or distributes), directly or indirectly, DVR Products or DVR Services anywhere in the world; provided that none of TiVo or its Affiliates shall be deemed a Competitor of the Company.

1.11	“DVR Product” means (a) any product (including software, devices, or components) that has the ability to record, on any media, and playback any video programming content (whether or not accompanied by sound) where such content is delivered to such product by terrestrial broadcast, satellite, cable, internet, or other data transmission methods, or any other method whether now in existence or which comes into existence in the future and (b) any product (including software, devices, or components) which do not contain all of the elements listed above under (a), but which has no substantial intended use except as an integral part of a system that has all of the elements listed above under (a). By way of clarification but not limitation, a DVR Product may be a standalone product or part of a larger product.

1.12	“DVR Service” means any service or application software features for use in connection with any DVR Product or any service provided to third parties related to the commercialization of DVR Products or other DVR Services (including but not limited to (1) selling advertising into DVR Products or DVR Services and (2) selling aggregate customer viewing patterns), whether any of the above are provided for a fee or for free.

1.13	“Governmental or Regulatory Authority” means any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision.

1.14	“Investor Rights Agreement” means that certain Investor Rights Agreement of even date herewith by and among the Company and the Investors.

1.15	“Laws” means all United States and non-United States federal, state, local, municipal, and other laws, statutes, constitutions, ordinances, codes, edicts, decrees, injunctions, stipulations, judgments, orders, rulings, rules, regulations, assessments, writs, and requirements whether temporary, preliminary or permanent, issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental or Regulatory Authority.

1.16	“License Agreement” means that certain Intellectual Property and Technology Agreement, dated as of the date hereof by and among the Company, TiVo and TiVo Intl II.

1.17	“Person” means any individual, entity or group, including, but not limited to, any corporation, limited liability company, limited or general partnership, joint venture, association, joint stock company, trust, unincorporated organization, or Governmental or Regulatory Authority.

1.18	“Preferred Pro Rata Share” means, with respect to any Investor and relative to other Investors, the ratio of (a) the total number of Common Shares held by that Investor that were issued, or are issuable, upon conversion of the originally issued Preferred Shares to (b) the total number of Common Shares held by the specified Investor and by the specified other Investors that were issued, or are issuable, upon conversion of all originally issued Preferred Shares (calculated on an as-converted basis).

1.19	“Preferred Shares” means the Series A Preferred Shares and Series B Preferred Shares.

1.20	“Qualified IPO” shall have the meaning ascribed to such term in the Articles.

1.21	“Registration” means a registration effected by preparing and filing a registration statement in respect of the securities of the Company in compliance with the Securities Act in the United States or by a comparable process pursuant to other applicable Laws in connection with a registration in a jurisdiction other than the United States (a “Registration Statement”), and the declaration or ordering of the effectiveness of that Registration Statement.

1.22	“SEC” means the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

1.23	“Security” means a Share, a security convertible into or exercisable or exchangeable for a Share, a right to acquire a Share or any other security of the Company, any other security of the Company, or any interest in any of the foregoing.

1.24	“Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder, all as from time to time in effect.

1.25	“Series A Preferred Shares” means the Series A Preferred Shares, par value US$0.0001 per share, of the Company.

1.26	“Series B Preferred Shares” means the Series B Preferred Shares par value US$0.0001 per share, of the Company.

1.27	“Series B Director” has the meaning ascribed to such term in the Articles.

1.28	“Share” means any Common Share or any Preferred Share.

1.29	“shareholder” means a Member (as defined in the Articles) of the Company.

1.30	“TiVo Intl II” means TiVo Intl II, Inc., an exempted company incorporated under the Companies Law (2004 Revision) of the Cayman Islands.

1.31	“TiVo IPO Call Right” has the meaning ascribed to such term in the Articles.

1.32	The following terms have the meaning given to them in the referenced section:

2009 Call Right	Section 4.1
Advisor	Section 4.3(a)
Advisor’s Report	Section 4.3(a)
Agreement	Preamble
Call Cap	Section 4.6
Call Closing	Section 4.4
Call Notice	Section 4.1
Call Purchase Agreement	Section 4.4
Call Purchase Price	Section 4.2
Called Securities	Section 4.1
Call Right	Section 4.1
Change in Control Call Right	Section 4.1
Co-Sale Notice	Section 3.6(a)
Co-Sale Right	Section 3.6(a)
Common Holder	Preamble
Company	Preamble
Company Notice	Section 3.2
Corporate Transaction	Section 5(a)
Court	Section 12.2(b)
Drag-Along Holders	Section 5(a)
Exercising Parties	Section 3.7
Fully-Purchasing Common Holder	Section 3.4
Fully-Purchasing Investor	Section 3.3
Fully-Purchasing Major Investor	Section 3.2
ICC Rules	Section 12.2(b)
Investor	Preamble

Involuntary Transfer	Section 3.8
Market Value of the Company	Section 4.3
Major Investor	Section 3.2
Negotiation Period	Section 4.3(a)
Offered Securities	Section 3.1
Opinion Period	Section 4.3(a)
Permitted Transfer	Section 2.2
Proposed Transfer	Section 3.1
Purchase Agreement	Recital A
Remaining Securities	Section 3.5
Right of First Refusal	Section 3.1
Right of Fourth Refusal	Section 3.4
Right of Second Refusal	Section 3.2
Right of Third Refusal	Section 3.3
Series A Holder	Preamble
Series B Holder	Preamble
Shareholder	Preamble
Third Advisor	Section 4.3(d)
TiVo Change in Control	Section 2.2(e)
Transfer	Section 2.1
Transfer Notice	Section 3.1
Transferee	Section 2.1
Transferring Shareholder	Section 3.1

2.	Transfer Restrictions.

2.1	Restriction. No Shareholder shall, directly or indirectly, whether or not by Involuntary Transfer, sell, assign, hypothecate, encumber, mortgage, dispose of, transfer, or engage in any transaction that will change the beneficial or record ownership of (each, a “Transfer” and the recipient of such Transfer being a “Transferee”) any Security, now or subsequently hereafter held or beneficially owned by such Shareholder, except (a) if such Transfer is a Permitted Transfer, (b) pursuant to Section 3, (c) pursuant to Section 4, or (d) pursuant to Section 5; provided that no Transfer pursuant to Section 2.2(a), Section 2.2(c), or Section 3 may be made to a Competitor of the Company without the prior written consent of the Common Director and the prior written consent of the holders of a majority of the Common Shares issued, or issuable, upon conversion of the originally issued Series B Preferred Shares (calculated on an as-converted basis); provided further that, prior to the effectiveness of any Transfer pursuant Section 2.2(a), Section 2.2(c), or Section 3, the Transferee must execute and deliver to the Company a Joinder Agreement in substantially the form attached hereto as Exhibit A, and reasonably acceptable to the Company, irrevocably agreeing to be bound by all of the terms and conditions of this Agreement, unless such Transferee is already so bound. Upon the effectiveness of any such Transfer, such Transferee shall be deemed a Series A Holder, Series B Holder, or Common Holder, as applicable, under this Agreement.

2.2	Permitted Transfers. For purposes hereof, a “Permitted Transfer” shall mean any:

(a)	Transfer by a Shareholder to an Affiliate of such Shareholder so long as such Transferring Shareholder retains direct or indirect voting control of the Securities Transferred;

(b)	repurchase or redemption of Securities by the Company subject to any restrictions set forth in the Company’s Articles;

(c)	Transfer by a Shareholder to such Shareholder’s spouse, siblings, parents, lineal descendants or antecedents, or to a trust for the benefit of such Shareholder or such Shareholder’s spouse, siblings, parents or lineal descendants or antecedents; provided that, so long as such Shareholder is an employee of the Company or any subsidiary thereof, such Shareholder (i) retains direct voting control of the Securities Transferred and (ii) does not Transfer more than 50% of the aggregate Securities issued to such Shareholder by the Company (As Adjusted, and calculated on an as-converted basis);

(d)	Transfers by a Shareholder pursuant to a Qualified IPO (including pursuant to the exercise of the TiVo IPO Call Right); or

(e)	Transfer by TiVo Intl II, TiVo, or either of their successors and assigns, of its Securities or its rights and obligations hereunder in connection with (i) a sale, conveyance, or other disposition of at least a majority of the assets of TiVo (or its successors and assigns) or (ii) a consolidation, merger, acquisition, or other transaction (or series of related transactions) in which the stockholders of TiVo (or its successors and assigns) immediately before such consolidation, merger, acquisition or other transaction together with their Affiliates do not own or control at least a majority of the voting power of TiVo or the surviving entity immediately after such consolidation, merger, acquisition or other transaction (each of (i) and (ii), a “TiVo Change in Control”).

so long as, in any case, as a result thereof, the number of members or beneficial owners of the Company does not equal or exceed 500 Persons.

2.3	Prohibited Transfer. Any Transfer in violation of this Section 2 shall be null and void and shall not confer on any purported Transferee any rights whatsoever, and the Company shall not recognize such Transfer and will not effect the Transfer on the Company’s share register or other records.

2.4	Effect of Transfer. Any Transfer of Securities permitted by this Agreement may be made by a written instrument signed by the transferor or assignor and containing the name and address of the Transferee, but in the absence of such written instrument, the Board may accept such evidence of Transfer as it considers appropriate. The Company shall, upon application of the transferor, assignor, or Transferee of a registered Share in the Company in accordance with the foregoing, enter in the share register the name and address of the Transferee of such Share and, upon the entering of such Transferee’s name on the share register, the Company shall treat any such Transferee of any registered Shares of the Company as a Member (as defined in the Articles) and, under this Agreement, as a “Shareholder.”

3.	Right of First Refusal; Co-Sale Right.

3.1	Company Right of Refusal. If any Shareholder (a “Transferring Shareholder”) proposes to Transfer (the “Proposed Transfer”) any Securities, now or subsequently hereafter held or beneficially owned by such Shareholder (“Offered Securities”), to any

Person, including another Shareholder, then the Transferring Shareholder shall first give a written notice (the “Transfer Notice”) to the Company fully describing the Proposed Transfer, including the number and nature of the Offered Securities, the proposed transfer price per Offered Security, and the name and address of the specific proposed Transferee and including a copy of any written proposal, term sheet or letter of intent or other agreement relating to the Proposed Transfer. The Company shall have a right of first refusal (the “Right of First Refusal”) to purchase some or all of the Offered Securities on the same terms set forth in the Transfer Notice, exercisable by delivery to the Transferring Shareholder of a notice of exercise within 10-business days after the date the Transfer Notice is delivered to the Company.

3.2	Major Investor Right of Refusal. If any Offered Securities remain unsubscribed for after application of Section 3.1, then each Investor that, together with its Affiliates, either then holds at least 7% of the aggregate number of Common Shares issued, or issuable, upon conversion of the originally issued Series A Preferred Shares (As Adjusted, and calculated on an as-converted basis) or then holds at least 7% of the aggregate number of Common Shares issued, or issuable, upon conversion of the originally issued Series B Preferred Shares (As Adjusted, and calculated on an as-converted basis) (each such Investor, a “Major Investor”) shall have a right of refusal (the “Right of Second Refusal”) to purchase some or all of such remaining Offered Securities that are not subscribed for pursuant to Section 3.1, on the same terms set forth in the Transfer Notice. If any Offered Securities remain unsubscribed for immediately following the expiration of the 10-day period set forth in Section 3.1, the Company shall give a written notice (the “Company Notice”) to each Major Investor attaching the Transfer Notice and setting forth the amount of such remaining Offered Securities. Each Major Investor shall then have the right of refusal to purchase its Preferred Pro Rata Share (relative to the other Major Investors) of such remaining Offered Securities on the same terms set forth in the Transfer Notice by delivery to the Company, TiVo and the Transferring Shareholder of a notice of exercise within 10 business days after the date the Company Notice is delivered to such Major Investor. If the Major Investors have not elected within such 10 business day period to purchase all of such remaining Offered Securities, the Company, within 5 business days after such period ends, shall provide each such Major Investor electing to purchase its entire relative Preferred Pro Rata Share (each a “Fully-Purchasing Major Investor”) with a notice setting forth the amount of such Offered Securities still available for purchase. Each Fully-Purchasing Major Investor shall thereafter have an additional 5 business day period to determine whether to purchase any or all of the Offered Securities not yet subscribed for, on the same terms set forth in the Transfer Notice, by giving written notice to the Company, TiVo and the Transferring Shareholder stating the number of such Offered Securities not yet subscribed for that such Major Investor desires to purchase; provided that if the Fully-Purchasing Major Investors desire to purchase in the aggregate more than such amount, then such amount will be allocated among the Fully-Purchasing Major Investors in accordance with their Preferred Pro Rata Share relative to each other.

3.3	Other Investor Right of Refusal. If any Offered Securities remain unsubscribed for after application of Section 3.2, then the Investors (other than the Transferring Shareholder and other than the Major Investors) shall have a right of refusal (the “Right of Third Refusal”) to purchase, collectively, some or all of such remaining Offered Securities that are not subscribed for pursuant to Sections 3.1 or 3.2, on the same terms set forth in the Transfer Notice. If any Offered Securities remain unsubscribed for immediately following the expiration of the final 5-business day period set forth in Section 3.2 above, the Company shall give a Company Notice to such Investors attaching the Transfer Notice and setting forth the amount of Offered Securities remaining after application of Sections 3.1 and 3.2. Each such Investor shall then have the right of refusal to purchase its Preferred Pro Rata Share (relative to such other Investors) of such remaining Offered Securities on the same terms set forth in the Transfer Notice by delivery to the Company, TiVo, and the Transferring Shareholder of a notice of exercise within 10 business days after the date the Company Notice is delivered to the Investors. If such Investors have not elected within such 10 business day period to purchase all of such remaining Offered Securities, the Company, within 5 business days after such period ends, shall provide each such Investor electing to purchase its entire relative Preferred Pro Rata Share (each a “Fully-Purchasing Investor”) with a notice setting forth the amount of such Offered Securities still available for purchase. Each Fully-Purchasing Investor shall thereafter have an additional 5 business day period to determine whether to purchase any or all of the Offered Securities not yet subscribed for, on the same terms set forth in the Transfer Notice, by giving written notice to the Company, TiVo and the Transferring Shareholder stating the number of such Offered Securities not yet subscribed for that such Investor desires to purchase; provided that if the Fully-Purchasing Investors desire to purchase in the aggregate more than such amount, then such amount will be allocated among the Fully-Purchasing Investors in accordance with their Preferred Pro Rata Share relative to each other.

3.4	Common Holder Right of Refusal. If any Offered Securities remain unsubscribed for after application of Section 3.3, then each Common Holder (other than the Transferring Shareholder and the Investors) that then holds at least 3% of the then outstanding Common Shares (on a fully-diluted, as-converted basis) shall have a right of refusal (the “Right of Fourth Refusal”) to purchase, collectively, some or all of such remaining Offered Securities that are not subscribed for pursuant to Sections 3.1, 3.2 or 3.3, on the same terms set forth in the Transfer Notice. If any Offered Securities remain unsubscribed for immediately following the expiration of the final 5-business day period set forth in Section 3.3 above, the Company shall give a Company Notice to such Common Holders attaching the Transfer Notice and setting forth the amount of Offered Securities remaining after application of Sections 3.1, 3.2 and 3.3. Each such Common Holder shall then have the right of refusal to purchase its Common Pro Rata Share (relative to such other Common Holders) of such remaining Offered Securities on the same terms set forth in the Transfer Notice by delivery to the Company, TiVo, and the Transferring Shareholder of a notice of exercise within 10 business days after the date the Company Notice is delivered to such Common Holders. If such Common Holders have not elected within such 10 business day period to purchase all of such remaining Offered Securities, the Company, within 5 business days after such period ends, shall provide each such Common Holder electing to purchase its entire relative Common Pro Rata Share (each a “Fully-Purchasing Common Holder”) with a notice setting forth the amount of such Offered Securities still available for purchase. Each Fully-Purchasing Common Holder shall thereafter have an additional 5 business day period to determine whether to purchase any or all of the Offered Securities not yet subscribed for, on the same terms set forth in the Transfer Notice, by giving written notice to the Company, TiVo and the Transferring Shareholder stating the number of such Offered Securities not yet subscribed for that such Common Holder desires to purchase; provided that if the Fully-Purchasing Common Holders desire to purchase in the aggregate more than such amount, then such amount will be allocated among the Fully-Purchasing Common Holders in accordance with their Common Pro Rata Share relative to each other.

Regardless of the foregoing, no Common Holder may exercise its Right of Fourth Refusal to the extent that, giving effect to such exercise, such Common Holder (taken together with its Affiliates) would hold more than 10% of the then outstanding Common Shares (on a fully-diluted, as-converted basis).

3.5	Remaining Securities. To the extent the Company, the Investors and/or the Common Holders exercise their Right of First Refusal, Right of Second Refusal, Right of Third Refusal, and Right of Fourth Refusal, in accordance with the terms of Sections 3.1 through 3.4, the number of Offered Securities that the Transferring Shareholder may sell to the proposed Transferee described in the Transfer Notice shall be correspondingly reduced. Such Offered Securities as so reduced (the “Remaining Securities”) may be sold by the Transferring Shareholder to such proposed Transferee, on terms no more favorable to the proposed Transferee than those set forth in the Transfer Notice, subject to Section 3.6, but only if such sale is consummated within 45 calendar days after the completion of the procedures set forth in Sections 3.1 through 3.4 (and after resolution of any purchase price valuation pursuant to Sections 3.7 or 3.8), and only if such sale is effected in accordance with applicable Laws. If the Remaining Securities are not Transferred within such 45-day period, or if it is proposed that such Remaining Securities are to be Transferred on terms (including but not limited to economic terms) more favorable to the proposed Transferee than those set forth in the Transfer Notice, then the Transferring Shareholder will not Transfer such Remaining Securities, and the Company shall not recognize any such Transfer, unless such Remaining Securities are first re-offered in accordance with this Section 3. The closing of any purchase and sale pursuant to Sections 3.1 through 3.4 will take place concurrently with the closing, if any, pursuant to Section 3.6, or as otherwise reasonably agreed by the buyers and sellers thereto.

3.6	Co-Sale Right.

(a)	Participation Right. After completion of the procedures set forth in Sections 3.1 through 3.4, if (i) the Transferring Shareholder wishes to proceed with the Proposed Transfer of the Remaining Securities and (ii) such Proposed Transfer is not an Involuntary Transfer, then, to the extent such Remaining Securities are Shares, the Transferring Shareholder shall give prompt notice (the “Co-Sale Notice”) to the Investors who did not exercise a right of refusal pursuant to Section 3.2 or 3.3, and such Investors shall have the right (the “Co-Sale Right”), exercisable upon written notice to the Company, TiVo, and the Transferring Shareholder within 10 business days of delivery of the Co-Sale Notice, to participate in the Proposed Transfer of such Shares on the same terms and conditions thereof, as provided in this Section 3.6; provided that none of TiVo or any of its Affiliates may exercise the Co-Sale Right unless at least two other Investors exercise the Co-Sale Right.

(b)	Participation Calculation. Each of the Investors who exercises its Co-Sale Right may Transfer all or any part of that number of Preferred Shares (if the Remaining Securities are Preferred Shares) or Common Shares (if the Remaining Securities are Common Shares) equal to the product obtained by multiplying (i) the aggregate number of Remaining Securities that are Shares, by (ii) a fraction, the numerator of which is the number of Common Shares (including Preferred Shares on an as-converted basis) owned by such Investor at the time of the Co-Sale Notice and the denominator of which is the sum of (A) the total number of Common Shares (including Preferred Shares on an as-converted basis) owned by all Investors who are exercising the Co-Sale Right, plus (B) the number of Common Shares (including Preferred Shares on an as-converted basis) owned by the Transferring Shareholder at such time. To the extent that one or more of the Investors exercises such Co-Sale Right in accordance with the terms and conditions set forth below, the number of such Remaining Securities that the Transferring Shareholder may sell in the Proposed Sale shall be correspondingly reduced. By way of clarification but not limitation, there shall be no Co-Sale Right with respect to the rights of refusal set forth in Sections 3.1 through 3.4.

(c)	Delivery of Certificates. Each Investor shall effect its exercise of its Co-Sale Right by delivering to the Transferring Shareholder for Transfer to the prospective Transferee one or more certificates, properly endorsed for transfer or accompanied by a duly executed share transfer form, representing the Shares to be Transferred; provided that such Shares shall be Transferred only after confirmation of receipt of the purchase price for such Shares by such Investor. Upon receipt thereof, the Company shall cause the Company’s Register of Members to be updated to reflect the Shares so Transferred. To the extent that any prospective Transferee(s) prohibit assignment or otherwise refuse to purchase Shares from the Investors, the Transferring Shareholder shall not sell to the prospective Transferee any Shares unless and until, simultaneously with the sale, the Transferring Shareholder purchases from the Investors in lieu thereof the Shares such Investors are entitled to transfer to such Transferee pursuant to the Co-Sale Right.

3.7	Valuation of Property. Should the purchase price specified in any Transfer Notice be payable in property other than cash or evidences of indebtedness, the Company, the Investors and the Common Holders, if any, exercising their rights pursuant to Sections 3.1 through 3.4 (the “Exercising Parties”) shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If the Transferring Shareholder and the Exercising Parties cannot agree on such cash value within 10 business days after the completion of the procedures set forth in Sections 3.1 through 3.4, the valuation shall be made by an appraiser of recognized standing selected jointly by the Transferring Shareholder and the Exercising Parties within 10 business days thereafter or, if they cannot agree on an appraiser, the Transferring Shareholder, on the one hand, and the Exercising Parties, on the other hand, shall, within a further 5 business days, each select an appraiser of recognized standing and the two appraisers shall, within 5 business days, designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. Any appraisal under this Section 3.7 shall be required to be made within 15 business days of the selection of such appraiser, and the cost of any such appraisal shall be shared equally by the Transferring Shareholder on the one hand and the Exercising Parties on the other hand.

3.8	Involuntary Transfers. If the Proposed Transfer in question is by operation of law or otherwise an involuntary transfer (including, without limitation, a Transfer incident to divorce, legal separation, bankruptcy or other proceedings, death or other involuntary transfer) (an “Involuntary Transfer”), the price per Offered Security payable pursuant to Sections 3.1 through 3.4 shall be the greater of (i) the original price paid by the Transferring Shareholder for such Offered Securities (As Adjusted) or (ii) the fair market value of such Offered Securities, which shall be a price determined by the Board in good faith, determined within 30 days after receipt by it of the Transfer Notice. If the Transferring Shareholder or his or her executor in good faith disagrees with such valuation, it shall be entitled to have the valuation determined by an independent appraiser mutually agreed to by the Transferring Shareholder or its executor and the Company. Any appraisal under this Section 3.8 shall be required to be made within 15 business days of the selection of such appraiser, and the cost of any such appraisal shall be borne solely by the Transferring Shareholder.

3.9	No Adverse Effect. A Shareholder’s exercise or non-exercise of its rights pursuant to Sections 3.1 through 3.8 shall not adversely affect its rights thereunder with respect to subsequent Proposed Transfers.

3.10	Share Status. Shares purchased by the Company pursuant to this Section 3 shall, on acquisition by the Company, cease to form part of the issued share capital but shall remain part of the Company’s authorized share capital available for reissue.

3.11	Exempt Transfers. This Section 3 shall not apply to any Transfers pursuant to Section 4 or Section 5 and shall not apply to any Permitted Transfers.

4.	TiVo Call Right.

4.1	Exercise. Unless waived in writing by TiVo in its sole discretion, at any time and from time to time after the five year anniversary of the Original Preferred Issue Date (as defined in the Articles), subject to acceleration pursuant to this Section 4, TiVo shall have the right (the “2009 Call Right”), exercisable by written notice to the Company (a “Call Notice”), to purchase, pursuant to this Section 4, in a single transaction, all, but not less than all, of the Securities of the Company that are not owned by TiVo or its controlled Affiliates or their successors and that are outstanding as of the Call Closing (as defined below) (collectively, the “Called Securities”). Unless waived in writing by TiVo or its successor in its sole discretion, at any time during the period beginning with [*]a TiVo Change in Control[*], TiVo or its successor shall have the right (the “Change in Control Call Right”), exercisable by a Call Notice, to purchase, pursuant to this Section 4, in a single transaction, all, but not less than all, of the Called Securities. Promptly after receipt of a Call Notice, the Company shall give written notice of such Call Notice to all holders of Called Securities. For purposes of this Section 4, each of the 2009 Call Right and the Change in Control Call Right shall be a “Call Right.”

4.2	Purchase Price. The purchase price for each Called Security (the “Call Purchase Price”) shall be:

(a)	in connection with the 2009 Call Right, an amount equal to the proceeds that would be paid in respect of such Called Security if all of the outstanding Securities (subject to Section 4.5) of the Company (including for the avoidance of doubt those Securities held by TiVo and its Affiliates) were sold [*], and with such sale being treated as a “Liquidation Event” pursuant to Section 6A(ii)(2)(a)(i) of the Articles and the proceeds from such sale being divided among the holders of all of the outstanding Securities of the Company (including for the avoidance of doubt TiVo and its Affiliates), net of all applicable exercise prices and repurchase prices pursuant to Section 4.5, in accordance with Section 6A(ii)(2)(a)(i) of the Articles, or

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b)	in connection with the Change in Control Call Right:

(1)	if the Call Closing is on or before the one year anniversary of the Original Preferred Issue Date (as defined in the Articles), [*].

(2)	if the Call Closing is on or before the two year anniversary but after the one year anniversary of the Original Preferred Issue Date (as defined in the Articles), [*].

(3)	if the Call Closing is on or before the five year anniversary but after the two year anniversary of the Original Preferred Issue Date (as defined in the Articles), [*].

4.3	Market Value of the Company. For purposes of the 2009 Call Right, the “Market Value of the Company” shall be, as of the date of the Call Notice related thereto: (i) if the Company is then a going concern, the equity value of the Company on a going concern basis that a willing buyer would pay a willing seller in an arms-length transaction, assuming that the Company were being sold in a manner designed to maximize bids, when neither the buyer nor the seller was acting under compulsion and when both have reasonable knowledge of the relevant facts, without any control premiums or illiquidity or minority interest discounts, or (ii) if the Company is not then a going concern, the equity value of the Company on a liquidation value basis. The Market Value of the Company shall be determined as follows:

(a)	The Company and TiVo shall negotiate in good faith for a period of 10 business days from the date of delivery of the Call Notice (the “Negotiation Period”) to try to determine the Market Value of the Company. If, after such period, they do not agree on the Market Value of the Company, then each of the Company (excluding the Series B Directors from any Board vote), on the one hand, and TiVo, on the other hand, shall select an internationally recognized firm with substantial experience in valuing companies with the size, organization, assets, and a principal place of business similar to that of the Company (each, an “Advisor”), and each such Advisor shall deliver a written opinion with supporting materials as to the Market Value of the Company (an “Advisor’s Report”) to each of TiVo and to the Company within 10 business days (the “Opinion Period”) following the later of (1) 10 business days following the expiration of the Negotiation Period and (2) the earlier of (i) the date that the Call Purchase Agreement (as defined below) is agreed upon by the parties thereto and (ii) if pursuant to the last proviso of Section 4.4 there is a disagreement to be resolved pursuant to Section 12.2(b), the date that such disagreement is so resolved. For purposes of this Section 4.3, if the Market Value of the Company determined by an Advisor is presented in such Advisor’s Report as a range of values, then the Market Value of the Company for purposes of such Advisor’s Report shall be deemed to be the arithmetic average of such range.

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b)	If either Advisor fails to timely deliver its Advisor’s Report, then the Market Value of the Company shall be as determined by the Advisor that timely delivers its Advisor’s Report.

(c)	If both Advisors timely deliver an Advisor’s Report, and if the amount of the difference between the Market Values is less than or equal to 10% of the arithmetic average of the two Market Values, then the Market Value of the Company shall be the arithmetic average of the two Market Values.

(d)	If the amount of the difference between the Market Values is greater than 10% of the arithmetic average of the two Market Values, then the Company and TiVo shall negotiate in good faith for a period of 5 business days from the expiration of the Opinion Period to try to determine the Market Value of the Company. If, after such period, they do not agree on the Market Value of the Company, then the Advisors shall promptly and mutually appoint a third independent, internationally recognized firm with substantial experience in valuing companies with the size, organization, assets, and a principal place of business similar to that of the Company (the “Third Advisor”), which Third Advisor shall not have been engaged by the Company or TiVo or their respective controlled Affiliates in any capacity during the two-year period preceding the date of the Call Notice. Neither the Company nor TiVo nor their respective controlled Affiliates shall engage the Third Advisor for a two-year period after the engagement hereunder, unless waived by the other party. The Third Advisor will be instructed to deliver (to both TiVo and the Company) within 10 business days of its appointment an Advisor’s Report selecting which of the two valuations better approximates the Market Value of the Company, and such selected valuation shall be the Market Value of the Company.

(e)	The determination of the Market Value of the Company pursuant to this Section 4.3 will be non-appealable, final and binding on the parties.

(f)	Each of the Company and TiVo shall bear the fees and expenses of its Advisor, and they shall split equally the fees and expenses of the Third Advisor.

(g)	Each Advisor and the Third Advisor shall have equal access to information provided by the Company and TiVo. The Company and TiVo shall cooperate with each other and with the Advisors and the Third Advisor and shall provide all information requested by the Advisors or the Third Advisor in connection with their valuation. The Company will provide TiVo, the Advisors and the Third Advisor with reasonable access to its facilities, personnel (including but not limited to its executive officers), books and records for purposes of determining the Market Value of the Company, during the Company’s normal business hours, provided that such access shall not unreasonably disrupt, or unreasonably interfere with, the Company’s ongoing operations. The Advisors and the Third Advisor shall, in determining the Market Value of the Company, consider all material information resulting from such diligence and access. The Company, TiVo and their respective Affiliates, agents and representatives shall be prohibited from communicating unilaterally with the Third Advisor.

4.4	Closing. The closing (the “Call Closing”) of the purchase and sale of the Called Securities (whether pursuant to the 2009 Call Right or the Change in Control Call Right)

shall take place on a business day designated by TiVo or its successor, provided that TiVo or its successor will use its reasonable best efforts to cause the Call Closing to take place as expeditiously as practicable and in any event within 90 calendar days of (A) the determination of the Market Value of the Company pursuant to Section 4.3 (in the case of the 2009 Call Right) or (B) the exercise of the Change in Control Call Right (in the case of the Change in Control Call Right). At the Call Closing, TiVo or its successor will purchase the Called Securities from the holders thereof by paying, in the aggregate, the Call Purchase Price therefor, in cash and/or (in the case of the 2009 Call Right only) TiVo common stock; provided that if TiVo elects to pay some or all of the Call Purchase Price in TiVo common stock, then (a) the number of shares of TiVo common stock to be issued shall be determined based on the arithmetic average of TiVo’s closing stock price on the NASDAQ National Market during the 20 trading days immediately prior to the date of the Call Closing and (b) TiVo shall provide, with respect to such issued shares of TiVo common stock, the right within 3 months following the Call Closing to register all such shares on a Registration Statement on Form S-3, upon such other terms and conditions reasonably satisfactory to the holders of Called Securities (including the right of TiVo (1) to suspend the use of such Registration Statement for a maximum of 45 days in any 90-day period if TiVo’s board of directors determines in good faith that such suspension is necessary and (2) to defer the filing of such Registration Statement for up to 60 days if TiVo’s board of directors determines in good faith that it would be materially detrimental to TiVo for such Registration Statement to be filed). Each Shareholder and the Company shall take all necessary actions in connection with the consummation of the purchase and sale of the Called Securities as reasonably requested by TiVo or its successor, shall execute and deliver any agreements prepared in connection with such purchase and sale as reasonably requested by TiVo or its successor (provided that the agreement governing the purchase by, and sale to, TiVo or its successor of the Called Securities (the “Call Purchase Agreement”) will contain reasonable and customary (x) representations and warranties regarding the Company, and indemnification related thereto, by the Shareholders (provided that under no circumstances will such agreement contain any escrow or holdback provisions, and provided further that the aggregate liability of a Shareholder is capped (other than for fraud or willful misconduct) at the aggregate consideration received by such Shareholder in connection with such purchase and sale), and (y) other terms and conditions, all as agreed in good-faith by TiVo or its successor and such Shareholders; provided that if TiVo or its successor and such Shareholders cannot so agree on such reasonable and customary provisions, such disagreement will be resolved pursuant to Section 12.2(b) on a “fast track” basis (but with each of the time periods referenced therein shortened to five business days) and with TiVo or its successor as Claimant), and shall deliver to TiVo or its successor, at the Call Closing, all certificates or other instruments representing Called Securities duly endorsed for transfer to TiVo or its successor, or accompanied by a duly executed share transfer form.

4.5	Restricted Shares, Options, Warrants and Other Rights. In connection with the 2009 Call Right, except as otherwise agreed in writing by TiVo or its successor, (a) at the Call Closing, all options, warrants and other rights to acquire Securities that are unvested as of the Call Closing will terminate, and all unvested Shares will be repurchased by the Company at their original purchase price (and the Market Value of the Company will be reduced to reflect such repurchase), and (b) all options, warrants, and other rights to acquire Securities (other than Preferred Shares) that are vested as of the Call Closing will terminate as of the Call Closing unless converted, exchanged or exercised before or at the Call Closing. The Company agrees to include, as a term and condition of each agreement related to the purchase or issuance of restricted or unvested Shares, and as a term and condition of each Company option, warrant and other right to acquire Securities, that such Shares, options, warrants and other rights are subject to the terms of this Section 4, and the Company will require each recipient thereof to agree to be bound by and subject to this Section 4 with respect thereto.

4.6	Termination of Call. TiVo can terminate any exercise of its 2009 Call Right at any time (including but not limited to after determination of the Market Value of the Company) before the Call Closing; provided that, if TiVo so terminates any such exercise other than as a result of a material breach by the Company of its obligations under this Section 4, then (a) TiVo may not re-exercise the 2009 Call Right for a period of [*] from the date of such termination and (b) TiVo shall [*]; provided further that TiVo may not exercise the 2009 Call Right more than [*]in total (the “Call Cap”); provided further that any exercises pursuant to Section 4.8 shall not count towards the Call Cap.

4.7	Automatic Conversion of Preferred Shares. In connection with the Call Closing pursuant to the Change in Control Call Right, each Shareholder shall cause all of its Preferred Shares to be converted into Common Shares and shall vote (or cause to be voted) all Shares that such Shareholder then holds or controls in favor of an Automatic Conversion (as such term is defined in the Articles) and each Shareholder and the Company shall take such other actions as are necessary to cause, prior to the Call Closing, the conversion into Common Shares of all then outstanding Preferred Shares.

4.8	Business Scope Default. Regardless of Section 4.1 and 4.6, the 2009 Call Right will accelerate and become immediately exercisable by TiVo (a) if the Company or one of its subsidiaries pursues an Opportunity (as defined in Section 9.13(c) of the Investor Rights Agreement) in contravention of Section 9.13(c)(iii) of the Investor Rights Agreement or (b) if the Company or one of its subsidiaries otherwise breaches Section 9.13 of the Investor Rights Agreement and fails to cure such breach within 30 calendar days of receipt of written notice from TiVo of such breach.

4.9	Proxy. Each Shareholder hereby grants to TiVo and its successor an irrevocable proxy, coupled with an interest, to vote all of the Shares held by such Shareholder, and to take such other actions to the extent necessary to carry out the provisions of this Section 4, in the event of any breach or threatened breach of this Section 4 by such Shareholder, or its Affiliates, successors, custodians or assigns (provided that any disagreement pursuant to the last proviso in Section 4.4 that by the express terms thereof is to be resolved pursuant to Section 12.2(b) shall not be deemed a breach or threatened breach).

4.10	Interim Operations. Regardless of whether pursuant to the 2009 Call Right or the Change in Control Call Right, from the date of a Call Notice until the earlier of the Call Closing or the termination by TiVo (pursuant to Section 4.6) of the Call Right that is the subject of such Call Notice, the Company will operate its business in the ordinary course consistent with past practice. Any proposed action outside the ordinary course or that is inconsistent with past practice may only be taken with the consent of TiVo or its successor, which consent will not be unreasonably withheld or delayed.

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4.11	Restructuring of Call. At the request of TiVo or its successor, the Company and the Shareholders agree to restructure the Call Right (including both the 2009 Call Right and the Change in Control Call Right) in the form of an amalgamation or merger of the Company with TiVo or its successor or a wholly-owned subsidiary of TiVo or its successor, or a sale of all of the assets of the Company to one of them, as selected by TiVo or its successor, in any event for the same Call Purchase Price set forth in Section 4.2 and otherwise subject to the provisions of this Section 4, mutatis mutandis. If TiVo or its successor elects to so restructure the Call Right, TiVo or its successor will use its reasonable best efforts to restructure the Call Right in a reasonable manner that minimizes the tax impact of such restructuring on TiVo or its successor and the Shareholders, and TiVo or its successor shall cooperate in good faith with one legal advisor and one financial advisor, if any, designated by the holders of the Called Securities in examining alternative structures.

5.	Drag-Along Agreement.

(a)	If Investors holding at least a majority of the aggregate number of originally issued Series A Preferred Shares (As Adjusted) and holding at least a majority of the aggregate number of originally issued Series B Preferred Shares (As Adjusted) (collectively, the “Drag-Along Holders”), vote for or otherwise consent to a bona fide consolidation or amalgamation or merger of the Company, a sale of all of the outstanding Shares of the Company then held by them, or the sale of all or substantially all of the assets of the Company, in any case to a third party that is not an Affiliate of any Drag-Along Holder, in a transaction or series of related transactions in which the consideration is paid entirely in cash and/or marketable securities, and in which the transaction is treated as a “Liquidation Event” pursuant to Section 6A(ii)(2)(a) of the Articles (each, a “Corporate Transaction”), then the Drag-Along Holders shall give notice of such vote or consent to the Company, which will give notice of such vote or consent to the Shareholders, and so long as each Shareholder’s liability (if any) in connection with the Corporate Transaction (i) is several and not joint, (ii) is pro rata based on the portion of the purchase price received by such Shareholder in the Corporate Transaction, and (iii) is capped (other than for fraud or willful misconduct) at the aggregate consideration received by such Shareholder in the Corporate Transaction:

(i)	At every meeting of the shareholders of the Company called with respect to any of the following, and at every adjournment or postponement thereof, and on every action or approval by written consent of the shareholders of the Company with respect to any of the following, each Shareholder shall vote (or cause to be voted) all Shares that such Shareholder then holds or controls in favor of approval of the Corporate Transaction and any matter that could reasonably be expected to facilitate the Corporate Transaction, and against any proposal for (1) any consolidation, recapitalization, amalgamation, merger, sale of shares, sale of assets or other business combination (other than the Corporate Transaction or in support thereof) or (2) any other action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the definitive agreement(s) related to the Corporate Transaction or which could result in any of the conditions to the Company’s obligations under such agreement(s) not being fulfilled;

(ii)	If the Corporate Transaction is structured as (A) an amalgamation, merger, consolidation or sale of assets, then each Shareholder shall waive any dissenters’ rights, appraisal rights, right of judicial review, or similar rights in connection therewith, or (B) a sale of shares, then each Shareholder shall agree to sell all of the Securities of the Company held by such Shareholder on the terms and conditions approved by and applicable to the Drag-Along Holders; and

(iii)	Each Shareholder and the Company shall take all necessary actions in connection with the consummation of the Corporate Transaction as reasonably requested by the Drag-Along Holders, shall execute and deliver any agreements prepared in connection with such Corporate Transaction which agreements are executed by the Drag-Along Holders, and shall deliver, at the closing of any Corporate Transaction involving a sale of shares, all certificates representing Shares held or controlled by such Shareholder, duly endorsed for transfer or accompanied by a duly executed share transfer form.

(b)	Each Shareholder hereby grants to any Drag-Along Holder an irrevocable proxy, coupled with an interest, to vote all of the Shares held by such Shareholder, and to take such other actions to the extent necessary to carry out the provisions of this Section 5, in the event of any breach or threatened breach of this Section 5 by such Shareholder, or its Affiliates, successors, custodians or assigns.

(c)	Unless the holders of a majority of the then outstanding Common Shares consent in writing, the Preferred Shares will not be treated any more favorably than the Common Shares in connection with the Corporate Transaction except pursuant to the terms of the Articles as then in effect. The holders of Common Shares will receive no worse treatment than the holders of Preferred Shares with respect to representations, warranties and indemnification under the terms of the definitive agreements relating to the Corporate Transaction in light of the relative consideration received in the Corporate Transaction.

6.	Lock-up. In connection with the Company’s Qualified IPO, each Shareholder, severally and not jointly, hereby agrees that such Shareholder shall not sell, pledge, hypothecate, hedge, make any short sale of, loan, grant any option for the purchase of, or otherwise transfer or dispose of any Securities of the Company without the prior written consent of the Company and any representative of the underwriter or underwriters selected for the underwriting of the Qualified IPO, for a period of time (not to exceed 180 days) following the effective date of the Registration Statement of the Company filed in connection with the Qualified IPO. The obligations of each Shareholder under this Section 6 shall be conditioned upon similar agreements being in effect with each officer, director, and holder of more than 1% of the fully-diluted, as-converted share capital of the Company. Each Shareholder hereby agrees to execute any lock-up agreement provided to it containing substantially the terms of this Section 6.

7.	Legend; Stop Transfer Instructions.

7.1	Each certificate evidencing Shares now or hereafter owned by any Shareholder or permitted Transferee shall be endorsed with the following legend:

“THE SECURITY REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A SHARE TRANSFER AGREEMENT BY AND AMONG THE HOLDER OF THE SECURITY, THE COMPANY AND CERTAIN MEMBERS OF THE COMPANY, CONTAINING A CALL RIGHT ON SUCH SECURITIES AS WELL AS TRANSFER AND OTHER RESTRICTIONS, AND BY ACCEPTING ANY INTEREST IN SUCH SECURITY THE PERSON

ACCEPTING SUCH SECURITY SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY THE PROVISIONS OF SAID AGREEMENT. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.”

The Shareholders agree that the Company may impose (or instruct its agent to impose) transfer restrictions on the Shares evidenced by such certificates to enforce the provisions of this Agreement, and the Company agrees promptly to do so. The Company agrees that, during the term of this Agreement, it will not remove, and will not permit to be removed, such legend from any such certificate and will place, or cause to be placed, such legend on any new certificate issued to represent Shares theretofore represented by a certificate carrying such legend or otherwise subject to this Agreement. The legend shall be removed only upon termination of the restrictions on transfer and voting in accordance with the terms of this Agreement.

7.2	The Register of Members shall be endorsed with the following legend during the term of this Agreement:

“CERTAIN OF THE SECURITIES OF THE COMPANY ARE SUBJECT TO THE TERMS AND CONDITIONS OF A SHARE TRANSFER AGREEMENT BY AND AMONG THE HOLDER OF THE SECURITY, THE COMPANY AND CERTAIN MEMBERS OF THE COMPANY, CONTAINING A CALL RIGHT ON SUCH SECURITIES AS WELL AS TRANSFER AND OTHER RESTRICTIONS, AND BY ACCEPTING ANY INTEREST IN SUCH SECURITY THE PERSON ACCEPTING SUCH SECURITY SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY THE PROVISIONS OF SAID AGREEMENT. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.”

8.	Other Covenants.

8.1	No Impairment. The Company agrees to use its reasonable best efforts to ensure that the rights granted hereunder are effective and that the parties hereto enjoy the benefits thereof. The parties will not, by any voluntary action or inaction, avoid or seek to avoid the observance or performance of any of the terms to be performed hereunder by it, and each party will at all times in good faith assist and take action as appropriate in the carrying out of all of the provisions of this Agreement.

8.2	Future Shareholders. The Company shall require all of its present and future holders of Securities to become subject to this Agreement, to hold all of their Securities (whether now or hereafter acquired) subject to the terms, conditions and obligations contained herein, and to execute and deliver to the Company a Joinder Agreement in substantially the form of Exhibit A.

8.3	TiVo. TiVo agrees to cause TiVo Intl II to comply with its obligations under this Agreement and agrees that TiVo Intl II will remain a direct or indirect wholly-owned subsidiary of TiVo.

9.	Termination. This Agreement shall terminate and be of no further force or effect upon a Qualified IPO, except that Section 6 (and Section 12 with respect thereto) shall survive the Qualified IPO in accordance with its terms.

10.	Confidentiality. The parties agree, severally and not jointly, to keep confidential the terms and conditions of this Agreement and shall not disclose the foregoing to any third party; provided that a party shall be permitted to disclose the foregoing (a) to such party’s investors, investment bankers, accountants, legal counsel, and bona fide prospective investors and lenders, in each case only where such Persons are under strict non-disclosure and non-misuse obligations imposed by agreement or applicable Law, (b) to the limited extent required by applicable Law in which case reasonable best efforts to consult with TiVo and the Company will be made prior to any such release or public statement to enable either to seek a protective order or otherwise prevent such disclosure, or (c) to the extent such information is already in the public domain through no fault of the party making such disclosure (with all Shareholders that are Affiliates of each other deemed a single party for purposes hereof); provided that if the Board determines in good-faith that such information is not in the public domain and gives written notice thereof to the Shareholders, then such information will be deemed not in the public domain.

11.	Assignment. This Agreement, and the rights and obligations of a Shareholder hereunder, may be transferred or assigned by such Shareholder only to a Person to which Shares of the Company are properly Transferred by such Shareholder pursuant to Section 2, but only to the extent of such transfer, and provided that such Person executes and delivers to the Company a Joinder Agreement in the form of Exhibit A agreeing to become a party to this Agreement and bound by its terms and conditions. Except as otherwise provided herein, this Agreement and the rights and obligations of a party hereunder shall inure to the benefit of, and be binding upon, such party and its permitted transferees, successors, assigns, heirs, legatees, distributes and transferees by operation of law, whether or not such person has become a party to this Agreement or has agreed in writing to join herein. Upon a permitted Transfer, Schedule 1 attached hereto will be updated to reflect the then-current list of parties that hold Common Shares, Schedule 2 attached hereto will be updated to reflect the then-current list of parties that hold Series A Preferred Shares and/or Common Shares issuable upon conversion thereof, and Schedule 3 attached hereto will be updated to reflect the then-current list of parties that hold Series B Preferred Shares and/or Common Shares issuable upon conversion thereof, and the permitted transferee shall be deemed a Common Holder, Series A Holder or Series B Holder, as applicable, under this Agreement.

12.	Miscellaneous.

12.1	Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

12.2	Dispute Resolution. Any dispute among the parties and arising out of or relating to this Agreement will be resolved in accordance with the procedures specified in this Section. The parties intend that these provisions will be valid, binding, enforceable, exclusive and irrevocable and will survive any termination of this Agreement.

(a)	Notification and Negotiation. Upon any dispute arising out of or relating to this Agreement (including but not limited to its application, interpretation, or any alleged breach hereunder), the party raising the dispute will give written notice to the other parties to the dispute describing the nature of the dispute following which the parties to such dispute shall attempt for a period of 10 business days to resolve such dispute by negotiation between executives who have authority to settle such dispute. All such negotiations shall be confidential and treated as compromise and settlement negotiations for purposes of any applicable rules of evidence. The statute of limitations applicable to the commencement of a lawsuit shall apply to the commencement of an arbitration hereunder, except that no defenses will be available based upon the passage of time during any such negotiation. Regardless of the foregoing, a party shall have the right to seek immediate injunctive relief pursuant to clause (c) without regard to any such 10-day negotiation period.

(b)	Choice of Arbitral Forum and Rules: If the parties are unable to resolve their dispute pursuant to paragraph (a), such dispute shall be submitted to final and binding arbitration under the Rules of Arbitration of the International Chamber of Commerce (the “ICC Rules”). Any such arbitration shall be conducted in San Jose, California before a single arbitrator of American citizenship and with substantial experience in resolving intellectual property and joint venture disputes under United States Laws, and who shall be appointed in accordance with the ICC Rules. At the written request of the Claimant in its Request for Arbitration, the arbitration shall be conducted on a “fast track” basis with the following expedited deadlines: the Respondent(s) shall have fifteen (15) days from receipt of the Request from the Secretariat of the ICC to file an Answer and any Counterclaim(s); the Claimant(s) shall have fifteen (15) days from the receipt of any Counterclaim to file a Reply; any party’s challenge to an arbitrator must be submitted to the ICC within fifteen (15) days of that party’s receipt of the notification of the appointment of the arbitrator, or within fifteen (15) days from the date the challenging party was informed of the facts on which such challenge is based if such date is subsequent to the receipt of such notification; the Arbitrator shall transmit the Terms of Reference to the ICC’s International Court of Arbitration (the “Court”) within 21 days of the Arbitrator’s receipt of the file from the Secretariat; and, in recognition of the urgency of the matter and likelihood of irreparable harm, the Arbitrator shall submit the draft Award to the Court as expeditiously as possible and subject to the time limits set forth in Article 24 of the ICC Rules.

(c)	Temporary or Injunctive Relief: Notwithstanding the parties’ agreement to submit all disputes to final and binding arbitration before the ICC, the parties shall have the right to seek and obtain temporary or preliminary injunctive relief in any court of competent jurisdiction, provided, however, that any such action brought in the United States shall be filed exclusively in the United States District Court for the Southern District of New York, and the parties hereby irrevocably consent to the personal jurisdiction of such court and waive any objections to the jurisdiction of, or venue in, that forum. Such courts shall have authority to, among other things, grant temporary or provisional injunctive relief (with such relief effective until the arbitrator has rendered a final award) in order to protect any party’s rights under this Agreement or its intellectual property rights.

(d)	Confirming the Award and Enforcing Judgment: The United States District Court for the Southern District of New York shall have exclusive jurisdiction within the United States to confirm any award issued by the arbitrator. Any arbitration award may also be confirmed and enforced in any court of competent jurisdiction outside of the United States.

(e)	Confidential Proceedings. Except as may be necessary to enter judgment upon the award or to the extent required by applicable Law, all claims, defenses and proceedings (including, without limiting the generality of the foregoing, the existence of the dispute and the fact that there is an arbitration proceeding) shall be treated in a confidential manner by the arbitrator, the parties and their counsel, and each of their agents, employees and all others acting on behalf of or in concert with them. Without limiting the generality of the foregoing, no one shall divulge to any Person not directly involved in the arbitration the contents of the pleadings, papers, orders, hearings, trials, or awards in the arbitration, except as may be necessary to enter judgment upon an award as required by applicable law. Any dispute relating to the arbitration hereunder (including, without limiting the generality of the foregoing, to prevent or compel arbitration or to confirm, correct, vacate or otherwise enforce an arbitration award) shall be filed under seal with the court, to the extent permitted by applicable Law.

(f)	Waiver of Jury Trial. THE PARTIES HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING, BUT NOT LIMITED TO, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.

12.3	Counterparts and Facsimile Execution. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any counterpart or other signature delivered by facsimile shall be deemed for all purposes as being a good and valid execution and delivery of this Agreement by that party.

12.4	Headings. The headings of the Sections of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

12.5	Notices. Any notice required or permitted pursuant to this Agreement shall be given in writing and shall be given either personally or by sending it by next-day or second-day courier service, fax, electronic mail or similar means to the address as shown below the signature of such party on the signature page of this Agreement (or at such other address as such party may designate by 15 days’ advance written notice to the other parties to this Agreement given in accordance with this Section). Where a notice is sent by next-day or second-day courier service, service of the notice shall be deemed to be effected by properly addressing, pre-paying and sending by next-day or second-day service through an internationally-recognized courier a letter containing the notice, with a confirmation of delivery, and to have been effected at the expiration of two days after the letter containing the same is sent as aforesaid. Where a notice is sent by fax or electronic mail, service of the notice shall be deemed to be effected by properly addressing, and sending such notice through a transmitting organisation, with a written confirmation of delivery, and to have been effected on the day the same is sent as aforesaid.

12.6	Waiver; Amendment. The waiver of any right, power or remedy under this Agreement requires only the written consent of the party waiving such right, power or remedy. Any provision of this Agreement may be amended only by a written instrument signed by (a) the Company, (b) the holders of a majority of the Common Shares issued, or issuable, upon conversion of the originally issued Series A Preferred Shares then held by the Series A Holders, (c) the holders of a majority of the Common Shares issued, or issuable, upon conversion of the originally issued Series B Preferred Shares then held by the Series B Holders, (d) the holders of a majority of the Common Shares then held by the Common Holders, and (e) in the case of Section 4, TiVo. Regardless of the foregoing, no such amendment or waiver shall be required for the Company to amend this Agreement solely for the purposes of adding a Shareholder as a party to this Agreement and to be included in the applicable schedule hereto. Any amendment or waiver effected in accordance with this Section shall be binding upon each Shareholder and the Company.

12.7	No Waiver. Failure to insist upon strict compliance with any of the terms, covenants, or conditions hereof will not be deemed a waiver of such term, covenant, or condition, nor will any waiver or relinquishment of, or failure to insist upon strict compliance with, any right, power or remedy hereunder at any one or more times be deemed a waiver or relinquishment of such right, power or remedy at any other time or times.

12.8	Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be valid, legal, and enforceable under all applicable Laws. If, however, any provision of this Agreement shall be invalid, illegal, or unenforceable under any such applicable Law in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such Law, or, if for any reason it is not deemed so modified, it shall be invalid, illegal, or unenforceable only to the extent of such invalidity, illegality, or limitation on enforceability without affecting the remaining provisions of this Agreement, or the validity, legality, or enforceability of such provision in any other jurisdiction.

12.9	Entire Agreement. This Agreement constitutes the entire agreement among the Company and the Shareholders relative to the subject matter of this Agreement. This Agreement replaces and supersedes all prior written or oral agreements, statements, correspondence, negotiations and understandings by and among the parties with respect to the matters covered by it.

12.10	No Presumption. The parties acknowledge that each party has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any applicable Law that would require interpretation of any claimed ambiguities in this Agreement against the party that drafted it has no application and is expressly waived. If any claim is made by a party relating to any conflict, omission or ambiguity in the provisions of this Agreement, no presumption or burden of proof or persuasion will be implied because this Agreement was prepared by or at the request of any party or its counsel.

12.11	Further Assurance. Each party agrees to cooperate fully with the other parties, to take such actions, to execute such further instruments, documents and agreements, and to give such further written assurances, as may be reasonably requested by any other party to evidence and reflect the transactions described herein and contemplated hereby, and to carry into effect the intents and purposes of this Agreement.

12.12	Rights Cumulative. Each and all of the various rights, powers and remedies of a party hereto will be considered to be cumulative with and in addition to any other rights,

powers and remedies which such party may have at Law or in equity in the event of the breach of any of the terms of this Agreement. The exercise or partial exercise of any right, power or remedy will neither constitute the exclusive election thereof nor the waiver of any other right, power or remedy available to such party.

12.13	Specific Performance. Each of the parties acknowledges and agrees that the other parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the parties agrees that the other parties will be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof.

12.14	Relationship. The parties intend that no partnership or joint venture is created hereby, that no party hereto will be a partner or joint venturer of any other party hereto for any purposes, and that this Agreement will not be construed to the contrary.

12.15	No Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective permitted successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

12.16	Interpretation. Unless a provision hereof expressly provides otherwise: (i) the term “or” is not exclusive; (ii) words in the singular include the plural, and words in the plural include the singular; (iii) the terms “herein,” “hereof,” and other similar words refer to this Agreement as a whole and not to any particular section, subsection, paragraph, clause, or other subdivision; (iv) the term ”including” will be deemed to be followed by “, but not limited to,”; (v) the masculine, feminine, and neuter genders will each be deemed to include the others; (vi) the terms “shall,” “will,” and “agrees” are mandatory, and the term “may” is permissive; and (vii) the term “day” means “calendar day” unless the term “business day” is expressly used.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the date first above written.

THE COMPANY

TGC, INC.

By:	/s/ Ta-Wei Chien
Name:	Ta-Wei Chien
Title:	Chairman and Chief Executive Officer
Address:	[*]

Tel:	[*]
Fax:	[*]
E-mail	________________________

With a copy to:

Shearman & Sterling LLP
1080 Marsh Road
Menlo Park, California 94025
U.S.A.
Attention: Carmen Chang, Esq.
Tel: 650-838-3600
Fax: 650-838-3699
E-mail: carmen.chang@shearman.com

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SIGNATURE PAGE TO SHARE TRANSFER AGREEMENT

IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the date first above written.

COMMON HOLDER

/s/ Ta-Wei Chien
Name:	Ta-Wei Chien
Address:	[*]

Tel:	[*]
Fax:	[*]
E-mail:	[*]

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SIGNATURE PAGE TO SHARE TRANSFER AGREEMENT

IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the date first above written.

COMMON HOLDER

/s/ Stella Teng
Name:	Stella Teng
Address:	[*]

Tel:	[*]
Fax:	_____________________
E-mail:	[*]

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SIGNATURE PAGE TO SHARE TRANSFER AGREEMENT

IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the date first above written.

COMMON HOLDER

/s/ Mike Yan Yeung
Name:	Mike Yan Yeung
Address:	[*]

Tel:	[*]
Fax:	_____________________
E-mail:	[*]

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SIGNATURE PAGE TO SHARE TRANSFER AGREEMENT

IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the date first above written.

COMMON HOLDER

/s/ Andrew Chao
Name:	Andrew Chao
Address:	[*]

Tel:	[*]
Fax:	_____________________
E-mail:	[*]

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SIGNATURE PAGE TO SHARE TRANSFER AGREEMENT

IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the date first above written.

COMMON HOLDER

/s/ Michael Minakami
Name:	Michael Minakami
Address:	[*]

Tel:	[*]
Fax:	_____________________
E-mail:	[*]

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SIGNATURE PAGE TO SHARE TRANSFER AGREEMENT

IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the date first above written.

COMMON HOLDER

/s/ Kong-Yeu Han
Name:	Kong-Yeu Han
Address:	[*]

Tel:	[*]
Fax:	_____________________
E-mail:	[*]

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SIGNATURE PAGE TO SHARE TRANSFER AGREEMENT

IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the date first above written.

SERIES A HOLDER

TGC INVESTMENT LIMITED

By:	/s/ Kong-Yeu Han
Name:	Kong-Yeu Han
Title:	Director
Address:	[*]

Tel:	[*]
Fax:	_____________________
E-mail:	[*]

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SIGNATURE PAGE TO SHARE TRANSFER AGREEMENT

IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the date first above written.

SERIES A HOLDER

/s/ Ming Kang Hsu
Name:	Ming Kang Hsu
Address:	[*]

Tel:	[*]
Fax:	[*]
E-mail:	__________________________________

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SIGNATURE PAGE TO SHARE TRANSFER AGREEMENT

IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the date first above written.

SERIES A HOLDER

CHAIN BRIGHT LTD.

By:	/s/ Wang Shu-Lan
Name:	Wang Shu-Lan
Title:	Chief Financial Officer
Address:	[*]

Tel:	[*]
Fax:	[*]
E-mail:	[*]

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SIGNATURE PAGE TO SHARE TRANSFER AGREEMENT

IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the date first above written.

SERIES A HOLDER

D-LINK CORPORATION

By:	/s/ A.P. Chen
Name:	A.P. Chen
Title:	CFO
Address:	No. 8, Li-Shing 7th Rd.
[*]

Tel:	[*]
Fax:	[*]
E-mail:	[*]

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SIGNATURE PAGE TO SHARE TRANSFER AGREEMENT

IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the date first above written.

SERIES A HOLDER

ALPHA NETWORKS INC.

By:	/s/ Harrison Chang
Name:	Harrison Chang
Title:	V.P. Finance and Admin. Center
Address:	[*]

Tel:	[*]
Fax:	[*]
E-mail:	[*]

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SIGNATURE PAGE TO SHARE TRANSFER AGREEMENT

IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the date first above written.

SERIES A HOLDER

TSC VENTURE CAPITAL CORPORATION

By:	/s/ Shang Tg Chan
Name:	Shang Tg Chan
Title:	Chairman
Address:	[*]

Tel:	[*]
Fax:	[*]
E-mail:	______________________________

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SIGNATURE PAGE TO SHARE TRANSFER AGREEMENT

IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the date first above written.

SERIES A HOLDER

SB ASIA INFRASTRUCTURE FUND, L.P.

By:	/s/ Andrew Yan
Name:	Andrew Yan
Title:	Authorized Signatory
Address:	[*]

Tel:	[*]
Fax:	[*]
E-mail:	[*]

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SIGNATURE PAGE TO SHARE TRANSFER AGREEMENT

IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the date first above written.

SERIES A HOLDER

MOBIUS TECHNOLOGY VENTURES VI L.P.

By:	/s/ Greg Galanos
Name:	Greg Galanos
Title:	Executive Managing Director
Address:	[*]

Tel:	[*]
Fax:	[*]
E-mail:	[*]

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SIGNATURE PAGE TO SHARE TRANSFER AGREEMENT

IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the date first above written.

SERIES A HOLDER

SOFTBANK U.S. VENTURES FUND VI L.P.

By:	/s/ Greg Galanos
Name:	Greg Galanos
Title:	Executive Managing Director
Address:	[*]

Tel:	[*]
Fax:	[*]
E-mail:	[*]

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SIGNATURE PAGE TO SHARE TRANSFER AGREEMENT

IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the date first above written.

SERIES A HOLDER

MOBIUS TECHNOLOGY VENTURES ADVISORS FUND VI L.P.

By:	/s/ Greg Galanos
Name:	Greg Galanos
Title:	Executive Managing Director
Address:	[*]

Tel:	[*]
Fax:	[*]
E-mail:	[*]

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SIGNATURE PAGE TO SHARE TRANSFER AGREEMENT

IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the date first above written.

SERIES A HOLDER

MOBIUS TECHNOLOGY VENTURES SIDE FUND VI L.P.

By:	/s/ Greg Galanos
Name:	Greg Galanos
Title:	Executive Managing Director
Address:	[*]

Tel:	[*]
Fax:	[*]
E-mail:	[*]

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SIGNATURE PAGE TO SHARE TRANSFER AGREEMENT

IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the date first above written.

SERIES A HOLDER

NEW ENTERPRISE ASSOCIATES 10, L.P.

By: NEA Partners 10, L.P., its General Partner

By:	/s/ Eugene A. Trainor, III
Name:	Eugene A. Trainor, III
Title:	Administrative General Partner &
Chief Operating Officer
Address:	[*]

Tel:	________________________________
Fax:	________________________________
E-mail:	________________________________

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SIGNATURE PAGE TO SHARE TRANSFER AGREEMENT

IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the date first above written.

SERIES A HOLDER

WK TECHNOLOGY FUND
WK TECHNOLOGY FUND IV
WK TECHNOLOGY FUND V
WK TECHNOLOGY FUND VI
WK TECHNOLOGY FUND VII
WK TECHNOLOGY FUND VIII
WK GLOBAL INVESTMENT LIMITED
WK GLOBAL INVESTMENT II LIMITED
WK GLOBAL INVESTMENT III LIMITED

By:	/s/ Eric Wang
Name:	Eric Wang
Title:	Authorized Signatory
Legal Address:	[*]

Mailing Address:	[*]
Tel:	[*]
Fax:	[*]
E-mail:	[*]

[*]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SIGNATURE PAGE TO SHARE TRANSFER AGREEMENT

IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the date first above written.

SERIES B HOLDER

TIVO INTL II, INC.

By:	/s/ Mike Ramsay
Name:	Mike Ramsay
Title:	President and Chief Executive Officer
Address:	2160 Gold Street
P.O. Box 2160
Alviso, California 95002
U.S.A.
Attention: General Counsel
Tel:	408-519-9311
Fax:	408-519-5333
E-mail:	mattz@tivo.com

With copies to:

Maples and Calder, Attorneys-at-Law
Ugland House
P.O. Box 309
George Town, Grand Cayman
Cayman Islands, British West Indies
Attention: Julian Reddyhough
Tel: 345-949-8066
Fax: 345-949-8080
E-mail: Julian.Reddyhough@maplesandcalder.com

and

O’Melveny & Myers LLP
2765 Sand Hill Road
Menlo Park, California 94025
U.S.A.
Attention: Howard H. Chao, Esq.
Tel: 650-473-2600
Fax: 650-473-2601
E-mail: hchao@omm.com

SIGNATURE PAGE TO SHARE TRANSFER AGREEMENT

IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the date first above written.

TIVO INC.

By:	/s/ Mike Ramsay
Name:	Mike Ramsay
Title:	President and Chief Executive Officer

Address:	2160 Gold Street
P.O. Box 2160
Alviso, California 95002
U.S.A.
Attention: General Counsel
Tel:	408-519-9311
Fax:	408-519-5333
E-mail:	mattz@tivo.com

With copies to:

Maples and Calder, Attorneys-at-Law
Ugland House
P.O. Box 309
George Town, Grand Cayman
Cayman Islands, British West Indies
Attention: Julian Reddyhough
Tel: 345-949-8066
Fax: 345-949-8080
E-mail: Julian.Reddyhough@maplesandcalder.com

and

O’Melveny & Myers LLP
2765 Sand Hill Road
Menlo Park, California 94025
U.S.A.
Attention: Howard H. Chao, Esq.
Tel: 650-473-2600
Fax: 650-473-2601
E-mail: hchao@omm.com

SIGNATURE PAGE TO SHARE TRANSFER AGREEMENT

Schedule 1

HOLDERS OF COMMON SHARES

Ta-Wei Chien

Stella Teng

Mike Yeung

Andrew Chao

Mike Minakami

Kong-Yeu Han

[Remainder of Page Intentionally Left Blank]

Schedule 2

HOLDERS OF SERIES A PREFERRED SHARES

TGC Investment Limited

Ming Kang Hsu

Chain Bright Ltd.

D-Link Corporation

Alpha Networks Inc.

TSC Venture Capital Corporation

SB Asia Infrastructure Fund, L.P.

Mobius Technology Ventures VI L.P.

SOFTBANK U.S. Ventures Fund VI L.P.

Mobius Technology Ventures Advisors Fund VI L.P.

Mobius Technology Ventures Side Fund VI L.P.

New Enterprise Associates 10, L.P.

WK Technology Fund

WK Technology Fund IV

WK Technology Fund V

WK Technology Fund VI

WK Technology Fund VII

WK Technology Fund VIII

WK Global Investment Limited

WK Global Investment II Limited

WK Global Investment III Limited

[Remainder of Page Intentionally Left Blank]

Schedule 3

HOLDERS OF SERIES B PREFERRED SHARES

TiVo Intl II, Inc.

[Remainder of Page Intentionally Left Blank]

Exhibit A

JOINDER AGREEMENT

By executing and delivering this Joinder Agreement (this “Joinder”), the undersigned (the “Shareholder”) hereby becomes a party to, and irrevocably agrees to be bound by and comply with, the provisions of the Share Transfer Agreement of TGC, Inc., an exempted company incorporated under the Companies Law (2004 Revision) of the Cayman Islands (the “Company”), dated August 9, 2004, as it may be amended from time to time, as a: (check as applicable): [        ] Series A Holder, [        ] Series B Holder, or [        ] Common Holder.

The Shareholder agrees, both before and after the date hereof (i) to use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable, to consummate and make effective the transaction contemplated by this Joinder, (ii) to execute any documents, instruments or conveyances of any kind which may be reasonably necessary or advisable to carry out the transaction contemplated hereunder, and (iii) to cooperate with the Company in connection with the foregoing.

Accordingly, the undersigned has executed and delivered this Joinder as of                      ,         .

SHAREHOLDER

If individual:
Name:
Address:

Tel:
Fax:

If entity:

By:
Name:
Title:
Address:

Tel:
Fax:

ACKNOWLEDGED and ACCEPTED:

TGC, Inc.

By:
Name:
Title: